UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2019

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

(Exact name of registrant as specified in its charter)

Maryland	814-00821	27-2614444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, Suite 4920 New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 588-6770

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Investor Presentation

On March 28, 2019, Business Development Corporation of America (the “Corporation”) made available an investor presentation (the “Investor Presentation”) containing certain portfolio information, financial highlights and information related to the Corporation’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”).

A copy of the Investor Presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Investor Presentation shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, as well as Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Forward Looking Statements and Risk Factors

The Investor Presentation contains “forward looking statements” that are subject to risks and uncertainties. Actual outcomes and results could differ materially from those suggested by this presentation due to the impact of many factors beyond the control of the Corporation, including those listed in the “Risk Factors” section of our filings with the Securities and Exchange Commission (“SEC”). Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and the Corporation assumes no obligation to update or revise any such forward looking statements. The Corporation has based these forward-looking statements on its current expectations and projections about future events. The Corporation believes that the expectations and assumptions that have been made with respect to these forward-looking statements are reasonable. However, such expectations and assumptions may prove to be incorrect. A number of factors could lead to results that may differ from those expressed or implied by the forward-looking statements. Given this level of uncertainty, investors should not place undue reliance on any forward-looking statements.

Important Additional Information and Where to Find It

The Corporation has filed a preliminary proxy statement on Schedule 14A with the SEC on March 28, 2019 in connection with the solicitation of proxies for its Annual Meeting of Shareholders (the “Preliminary Proxy Statement”) and intends to file a definitive proxy statement on Schedule 14A with the SEC (the “Definitive Proxy Statement”). The Corporation, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the Annual Meeting. Information regarding the names of the Corporation’s directors and executive officers and their respective interests in BDCA by security holdings or otherwise is set forth in the Preliminary Proxy Statement.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE CORPORATION ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING PROXY CARD, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the Preliminary Proxy Statement and, when available, the Definitive Proxy Statement and other relevant documents that the Corporation files with the SEC from the SEC’s website at www.sec.gov or the Corporation’s website at www.bdcofamerica.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Item 8.01. Other Information.

See Item 7.01 above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Investor Presentation (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA
Date: March 28, 2019	By:	/s/ Richard J. Byrne
Name: Richard J. Byrne Title: Chief Executive Officer, President and Chairman of the Board of Directors